UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2024

HILLEVAX, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41365	85-0545060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Harrison Avenue
Boston, Massachusetts		02118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 213-5054

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HLVX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

HilleVax, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on June 6, 2024. At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the personal liability of the Company’s officers for monetary damages for any breach of fiduciary duty as an officer, except to the extent such an exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (the “Amendment”). The Amendment became effective upon the Company’s filing of a Certificate of Amendment of Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on June 7, 2024 (the Certificate of Amendment). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

Proposal No. 1 - Election of Class II Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as Class II directors for a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Directors	Votes For	Withheld	Broker Non-Votes
Gary Dubin, M.D.	32,942,834	416,691	5,548,516
Patrick Heron	32,799,922	718,537	5,389,582
Jaime Sepulveda, M.D., D.Sc., M.P.H	32,833,456	685,003	5,389,582

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2024:

Votes For	Votes Against	Abstentions
38,876,904	1,368	29,769

Proposal No. 3 - Amendment to our Amended and Restated Certificate of Incorporation

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to reflect Delaware law provisions to permit exculpation of certain officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,549,305	1,976,241	502	5,381,993

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation, dated June 7, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HilleVax, Inc.

Date:	June 10, 2024	By:	/s/ Paul S. Bavier
Name: Paul S. Bavier Title: General Counsel and Chief Administrative Officer